                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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As independent certified public accountants, we hereby consent to the use of our report and to all references to our Firm included in this Form 8-K of Beckman Instruments, Inc.

/s/  Arthur Andersen LLP

Miami, Florida,
February 20, 1998



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